This is filed pursuant to Rule 497(c).
File Nos. 33-18647 811-5398.

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[LOGO]
                          ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
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c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
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                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2009

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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 1, 2009, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund (each a "Prospectus," and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2008, are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Portfolios and the annual reports for the Portfolios of the Fund may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                            PAGE

Introduction................................................................
Investment Policies And Restrictions........................................
   AllianceBernstein Money Market Portfolio.................................
   AllianceBernstein Intermediate Bond Portfolio............................
   AllianceBernstein Large Cap Growth Portfolio.............................
   AllianceBernstein Growth and Income Portfolio............................
   AllianceBernstein Utility Income Portfolio...............................
   AllianceBernstein Growth Portfolio.......................................
   AllianceBernstein International Growth Portfolio.........................
   AllianceBernstein Global Thematic Growth Portfolio.......................
   AllianceBernstein Small Cap Growth Portfolio.............................
   AllianceBernstein Real Estate Investment Portfolio.......................
   AllianceBernstein International Value Portfolio..........................
   AllianceBernstein Small/Mid Cap Value Portfolio..........................
   AllianceBernstein Value Portfolio........................................
   AllianceBernstein Wealth Appreciation Strategy Portfolio.................
   AllianceBernstein Balanced Wealth Strategy Portfolio.....................
Description of Investment Practices and Other Investment Policies...........
Management of the Fund......................................................
Purchase and Redemption of Shares...........................................
Net Asset Value.............................................................
Portfolio Transactions......................................................
Dividends, Distributions and Taxes..........................................
General Information.........................................................
Financial Statements and Report of Independent Registered
   Public Accounting Firm...................................................
Appendix A:  Statement of Policies and Procedures for Proxy Voting..........A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.
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                                  INTRODUCTION

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          The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, each of which has differing investment objectives and policies. The Fund currently has fifteen Portfolios, all of which are described in this SAI.

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                      INVESTMENT POLICIES AND RESTRICTIONS

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          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectuses. Except as otherwise noted, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund (the "Board") without shareholder approval for the affected Portfolio; however, shareholders will be notified prior to a material change in such policies.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

          For a general description of each Portfolio's investment policies, see the Portfolio's Prospectuses.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          General. The Portfolio may make the following investments diversified by maturities and issuers:

          1. Marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

          2. Certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by banks or savings and loan associations having net assets of more than $500 million and which are members of the Federal Deposit Insurance Corporation.

          3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA (including AA+ and AA-) by S&P or Fitch, or Aaa or Aa (including Aa1, Aa2 and Aa3) by Moody's. For a description of such ratings see Appendix A to the Portfolio's Prospectuses.

          4. Repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year.

          For additional information regarding certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, variable notes and repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements. For additional information regarding reverse repurchase agreements, see "Description of Investment Practices and Other Investment Polices," below.

          Money Market Requirements. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. The Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality U.S. Dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and certificates of deposit and bankers' acceptances denominated in U.S. Dollars that are issued by U.S. branches of foreign banks having total assets of at least $500 million that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments may decrease during periods of rising interest rates and increase during intervals of falling rates.

          The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

          Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. Dollar-denominated "Eligible Securities," (as that term is defined in the Rule). Generally, an Eligible Security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board. A security that originally had a maturity of greater than 397 days is an Eligible Security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an Eligible Security. Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board. A description of the ratings of some NRSROs appears in Appendix A to the Portfolio's Prospectuses.

          Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs is a second tier security. The Portfolio may not invest in a second tier security if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, and (B) 5% of its total assets in second tier securities.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

          The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio may invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years.

          Options. The Portfolio may write and purchase call and put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Contracts. The Portfolio may invest in forward contracts. For a general discussion on forward contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a general discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Swaps The Portfolio may invest in swaps. For a general discussion on swaps, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swaps Agreement. The Portfolio may invest in credit default swaps agreements. For a general discussion on credit default swaps agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          Special Situations. The Portfolio may invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may not sell securities short, except that it may make short sales against the box. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. For further information about options, see "Description of Investment Practices and Other Investment Policies," below.

          Securities of Foreign Issuers. The Portfolio may invest in securities of foreign issuers. For a general discussion on investments in securities of foreign issuers, including risks, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, including the use, risks and costs of options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          General. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

          The Portfolio may invest in securities of foreign issuers.

          Options. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange. The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. For a discussion of options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          General. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

          The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Contracts. The Portfolio may invest in forward contracts. For a general discussion on forward contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Portfolio's Prospectuses. For a general discussion of convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion of rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may invest in options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a general discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a discussion regarding forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investments in Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities. For a general discussion on lower-rated fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.

          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

          Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

          Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

          Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

          Foreign utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Securities of Non-U.S. (foreign) Issuers. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States. For additional information on the risks involved in investing in securities of foreign issuers, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued and Delayed Delivery Securities. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. For additional information on when-issued securities and forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. As noted in the Portfolio's Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

          The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The Portfolio also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date.

          For a general discussion on options, including puts and calls, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may write (sell) covered call and put options on securities indices and purchase call and put options on securities indices. The Portfolio may also purchase put options on securities indices to hedge its investments against a decline in value. For additional information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures and Options on Futures Contracts. The Portfolio may enter into stock futures contracts and may enter into foreign currency futures contracts. Such investment strategies will be used as a hedge and not for speculation. For further information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes. For a general discussion of forward currency exchange contracts and their uses, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Forward Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. The Portfolio may also write options on foreign currencies to increase return. For additional information about options on foreign currencies and the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. The derivatives that the Portfolio may use include options on securities, options on securities indices, futures contracts and options thereon, options on foreign currencies, forward contracts, forward currency exchange contracts and currency swaps. For a general discussion on derivatives, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may from time to time enter into standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

          Risk of Foreign Investments. For a general discussion on foreign investments, see "Description of Investment Practices and Other Investment Policies," below.

          U.S. and Foreign Taxes. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes," below, and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO

          Securities of Non-U.S.(foreign) Issuers. The Portfolio invests in the securities of non-U. S. companies. For a general discussion on securities of foreign issuers, including the risks involved in investing in securities of foreign issuers, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write and purchase call and put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          Special Situations. The Portfolio intends to invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may only make short sales of securities against the box. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Puts and Calls. The Portfolio may write and purchase call and put options. The Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others, and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio. For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The Portfolio may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3 or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

          Convertible Securities. The Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may invest in forward commitments. For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may invest in standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may invest in short sales. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

Risk Factors Associated With the Real Estate Industry
-----------------------------------------------------

          REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

          General. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
ALLIANCEBERNSTEIN VALUE PORTFOLIO

          Currency Swaps. The Portfolios may enter into currency swaps for hedging purposes. For a general discussion on currency swaps, see "Description of Investment Practices and other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. For additional information on forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. Each Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The AllianceBernstein Value Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under its investment policies described in the Portfolio's prospectus. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. For a general discussion on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may purchase put and call options and write covered put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired.

          For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. For additional information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolios may invest in rights and warrants but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. For further discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Risks of Investments in Securities of Non-U.S. (foreign) Issuers. For a general discussion on the risks involved in investments in securities of foreign issuers, see "Description of Investment Practices and Other Investment Policies," below. The Portfolios may purchase securities of foreign issuers directly, as well as through depository receipts.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The Portfolios may invest in emerging market debt securities. Investments in emerging markets may be significantly more volatile and returns may differ substantially from investments in U.S. debt securities generally. Market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the value of the Portfolios' investments in emerging market debt securities.

          Stripped Mortgage-Related Securities. Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). For a general discussion of mortgage-related securities, including SMRS, see "Description of Investment Practices and Other Investment Policies - Mortgage-Related Securities," below.

          Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Description of Certain Money Market Securities in Which the Portfolios May Invest. The Portfolios may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. For information on these types of securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Asset-Backed Securities. The Portfolios may invest in asset-backed securities. For a general discussion on asset-backed securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. For additional information on forward commitments and when-issued and delayed delivery securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. For additional information regarding options on securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. For further information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. For a general discussion of futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Futures Contracts. The Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For a general discussion on options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Synthetic Foreign Equity Securities. The Portfolios may invest in synthetic foreign equity securities. For a general discussion on these transactions, see "Synthetic Foreign Equity Securities," below.

          Forward Currency Exchange Contracts. Each Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. For additional information about forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes or to increase return. For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

INVESTMENT RESTRICTIONS

          Fundamental Investment Policies. The following investment restrictions, which are applicable to each of the Portfolios, supplement those set forth above and may not be changed without shareholder approval. The term "shareholder approval" generally means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less. A Portfolio may not:

          (a) concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For AllianceBernstein Money Market Portfolio, this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).


          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act).(2) This means that at least 75% of the Portfolio's assets consist of:

----------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the AllianceBernstein Money Market Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.


          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policy
---------------------------------

          Each Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                       DESCRIPTION OF INVESTMENT PRACTICES
                          AND OTHER INVESTMENT POLICIES

--------------------------------------------------------------------------------

          This section describes the Portfolios' investment practices and associated risks, as well as certain other investment policies. Unless otherwise noted, a Portfolio's use of any of these practices is specified in "Investment Polices and Restrictions," above.

Certificates Of Deposit, Bankers' Acceptances and Bank Time Deposits
--------------------------------------------------------------------

          Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

Commercial Paper
----------------

          Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Convertible Securities
----------------------

          Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities that provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts
-------------------

          In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

          ADRs are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and have readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales.

Derivatives
-----------

          Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio, are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction can be created.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolios.
          --------------------------------------------------------------

          -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Portfolio will enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below under "Currency Transactions".

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

          The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

          -- Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio will not write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          A Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          -- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Portfolio may write (sell) call and put options and purchase call and put options on securities indices.

          If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

          The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          -- Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          In addition to using options for the hedging purposes described above, a Portfolio may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary marker for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

          -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

          A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchange.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A Portfolio intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. A Portfolio may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for full payment of the obligation. If the reference obligation is a defaulted security, physical delivery of the security will cause the Portfolio to hold a defaulted security. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

          -- Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

          -- Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. A Portfolio also may invest in interest rate transaction futures.

          Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          -- Synthetic Foreign Equity Securities. A Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          A Portfolio normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in securities of foreign issuers, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

          -- Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).


Securities Ratings and Certain Risk Considerations
--------------------------------------------------

          The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A to the Portfolios' Prospectuses for a description of Moody's, S&P's, Fitch's and Dominion Bond Rating Service's bond and commercial paper ratings.

          Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Certain Portfolios may invest in debt securities rated below investment grade, i.e., Ba3 and lower by Moody's or BB- and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of sustained period of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

          The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated debt securities may be higher, and, in some cases, information may be less available than is the case with investment grade securities.

          Many fixed-income securities, including lower-rated securities in which a Portfolio may invest contain call or buy-back features that permit the issuers of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to that Portfolio.

          In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of a Portfolio.

          The Adviser will try to reduce the risk inherent in investment in the Fund's investments in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. In considering investments for a Portfolio that invests in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

          In the event that the credit rating of a security held by a Portfolio is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Portfolio will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Securities of Non-U.S. (foreign) Issuers
----------------------------------------

          The securities markets of many non-U.S. countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

          Certain non-U.S. countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals and/or impose additional taxes on foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

          A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many non-U.S. countries are generally higher than in the United States.

          Issuers of securities in non-U.S. jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of non-U.S. countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and a Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, a Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

          At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although a Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities
-------------------

          A Portfolio, other than the Money Market Portfolio, will limit its investments in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. The Money Market Portfolio will invest its investments in illiquid securities to no more than 10% of its net assets. For this purpose, illiquid securities include, among others,
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

          The Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          Each Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolios may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolios may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

          The Portfolios will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Related Securities
---------------------------

          The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the U.S. Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the U.S. Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

          In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

          Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable because there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

          A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

          A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. A Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          A Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, a Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

          A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Rights and Warrants
-------------------

          Certain of the Portfolios will invest in rights and warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

          A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if a Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

          A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Special Situations
------------------

          A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

          Certain of the Portfolios may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that a Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Portfolio and that are unavailable on a firm commitment basis. A Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. A Portfolio will at all times maintain a segregated account with its liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Securities
---------------------

          Certain of the Portfolios may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Investment in Other Investment Companies."

Trust Preferred Securities
--------------------------

          Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

          Zero Coupon Treasury Securities. Zero coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

          Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
--------------

          Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

General
-------

          The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

          In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

Effects of Borrowing and Use of Leverage
----------------------------------------

          A Portfolios may use borrowings for investment purposes. A Portfolio may maintain borrowings from banks or as otherwise permitted under Commission rules or exemptive orders with the Portfolio or the Adviser in an amount of money representing approximately one-third of the Portfolio's total assets less liabilities (other than the amount borrowed). Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by a Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio issuers will provide the Portfolio's shareholders with a potentially higher yield.

          Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in currency exchange rates. So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing the NAV of the Portfolio's shares.

          A Portfolios may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

          Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. If repayments of borrowings are necessary to maintain 300% asset coverage, the Portfolio could be required to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Portfolio to incur related transaction costs and to realize taxable gains.

Foreign Currency Transactions.
------------------------------

          A Portfolio may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Porfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether, and to what extent, the Portfolio will engage in these practices.

          Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

          A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

          If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                      PORTFOLIOS   OTHER
                                                      IN FUND      DIRECTOR-
                             PRINCIPAL                COMPLEX      SHIPS
NAME, ADDRESS*, AGE AND      OCCUPATION(S)            OVERSEEN     HELD
(YEAR ELECTED**)             DURING PAST 5 YEARS      BY DIRECTOR  BY DIRECTOR
----------------             -------------------      -----------  -----------

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., # +   Investment Adviser and   91           None
76                           an Independent
(1990)                       Consultant.  He was
                             Senior Manager of
                             Barrett Associates,
                             Inc., a registered
                             investment adviser,
                             with which he had been
                             associated since prior
                             to 2004.  He was
                             formerly Deputy
                             Comptroller and Chief
                             Investment Officer of
                             the State of New York
                             and, prior thereto,
                             Chief Investment
                             Officer of the New
                             York Bank for Savings.

John H. Dobkin, #            Consultant.  Formerly,   89           None
67                           President of Save
(1992)                       Venice, Inc.
                             (preservation
                             organization) from
                             2001-2002, Senior
                             Advisor from June
                             1999-June 2000 and
                             President of Historic
                             Hudson Valley
                             (historic
                             preservation) from
                             December 1989-May
                             1999.  Previously,
                             Director of the
                             National Academy of
                             Design.

Michael J. Downey, #         Private Investor since   89           Asia
65                           January 2004.                         Pacific
(2005)                       Formerly, managing                    Fund,
                             partner of Lexington                  Inc., The
                             Capital, LLC                          Merger
                             (investment advisory                  Fund and
                             firm) from December                   Prospect
                             1997 until December                   Acquisition
                             2003.  From 1987 until                Corp.
                             1993, Chairman and                    (financial
                             CEO of Prudential                     services)
                             Mutual Fund Management.

D. James Guzy, #             Chairman of the Board    89           Intel
73                           of PLX Technology                     Corporation
(2005)                       (semi-conductors) and                 (semi-
                             of SRC Computers Inc.,                conductors)
                             with which he has been                and Cirrus
                             associated since prior                Logic
                             to 2004.                              Corporation
                                                                   (semi-
                                                                   conductors)

Nancy P. Jacklin, #          Professorial Lecturer    89           None
60                           at the Johns Hopkins
(2006)                       School of Advanced
                             International Studies
                             and Adjunct Professor
                             at Georgetown
                             University Law Center
                             in the 2008-2009
                             academic year.
                             Formerly, U.S.
                             Executive Director of
                             the International
                             Monetary Fund
                             (December 2002-May
                             2006); Partner,
                             Clifford Chance
                             (1992-2002); Sector
                             Counsel, International
                             Banking and Finance,
                             and Associate General
                             Counsel, Citicorp
                             (1985-1992); Assistant
                             General Counsel
                             (International),
                             Federal Reserve Board
                             of Governors
                             (1982-1985); and
                             Attorney Advisor, U.S.
                             Department of the
                             Treasury (1973-1982).
                             Member of the Bar of
                             the District of
                             Columbia and New York;
                             and member of the
                             Council on Foreign
                             Relations.

Garry L. Moody, #            Formerly, Partner,       88           None
57                           Deloitte & Touche LLP,
(2008)                       Vice Chairman, and
                             U.S. and Global
                             Managing Partner,
                             Investment Management
                             Services Group
                             1995-2008.

Marshall C. Turner, Jr., #   Interim CEO of MEMC      89           Xilinx,
67                           Electronic Materials,                 Inc.
(2005)                       Inc. (semi-conductor                  (Programmable
                             and solar cell                        logic semi-
                             substrates) since                     conductors)
                             November 2008 until                   and MEMC
                             March 2, 2009. He was                 Electronic
                             Chairman and CEO of                   Materials,
                             Dupont Photomasks,                    Inc.
                             Inc. (components of
                             semi-conductor
                             manufacturing),
                             2003-2005, and
                             President and CEO,
                             2005-2006, after the
                             company was renamed
                             Toppan Photomasks,
                             Inc.

Earl D. Weiner, #            Of Counsel, and          89           None
68                           Partner prior to
(2007)                       January 2007, of the
                             law firm Sullivan &
                             Cromwell LLP; member
                             of ABA Federal
                             Regulation of
                             Securities Committee
                             Task Force on Fund
                             Director's Guidebook;
                             and member of Advisory
                             Board of Sustainable
                             Forestry Management
                             Limited.

----------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+    Member of the Fair Value Pricing Committee.

          The Fund's Board has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met eight times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                           DOLLAR RANGE OF            SECURITIES IN
                           EQUITY SECURITIES          THE ALLIANCEBERNSTEIN
                           IN THE FUND AS OF          FUND COMPLEX AS OF
                           DECEMBER 31, 2008*         DECEMBER 31, 2008
                           ------------------         -----------------

John H. Dobkin             None                       Over $100,000
Michael J. Downey          None                       Over $100,000
William H. Foulk, Jr.      None                       Over $100,000
D. James Guzy              None                       $50,001 - $100,000
Nancy P. Jacklin           None                       Over $100,000
Garry L. Moody             None                       Over $100,000
Marshall C. Turner, Jr.    None                       Over $100,000
Earl D. Weiner             None                       Over $100,000

----------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

                           POSITION(S)             PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE     HELD WITH FUND          DURING PAST 5 YEARS
----------------------     --------------          -------------------

Robert M. Keith,**         President and Chief     Executive Vice President
48                         Executive Officer       of the Adviser*** since
                                                   July 2008. Executive managing
                                                   Director of AllianceBernstein
                                                   Investments, Inc.
                                                   ("ABI")*** and head of
                                                   ABI since July 2008.
                                                   Prior to joining ABI
                                                   in 2006, Executive
                                                   Managing Director of
                                                   Bernstein Global Wealth
                                                   Management, and prior
                                                   thereto, Senior Managing
                                                   Director and Global Head
                                                   of Client Service and
                                                   Sales of AllianceBernstein's
                                                   institutional investment
                                                   management business
                                                   since 2004. Prior
                                                   thereto, Managing
                                                   Director and Head of
                                                   North American Client
                                                   Service and Sales in
                                                   AllianceBernstein's
                                                   institutional investment
                                                   management business,
                                                   with which he has been
                                                   associated since prior
                                                   to 2004.

Philip L. Kirstein,        Senior Vice President   Senior Vice President and
63                         and Independent         Independent Compliance
                           Compliance Officer      Officer of the
                                                   AllianceBernstein Funds,
                                                   with which he has been
                                                   associated since October
                                                   2004.  Prior thereto, he was
                                                   Of Counsel to Kirkpatrick &
                                                   Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers
                                                   L.P. since prior to March
                                                   2004.

Hiromitsu Agata,           Vice President          Senior Vice President of
46                                                 AllianceBernstein Japan Ltd.
                                                   ("ABJL")*** and a Vice
                                                   President of the Adviser,***
                                                   with which he has been
                                                   associated since prior to
                                                   2004.

Olalekan A. Akinyanmi,     Vice President          Vice President of the
37                                                 Adviser,*** with which he
                                                   has been associated since
                                                   May 2006.  Prior thereto, he
                                                   was an Associate Director of
                                                   UBS Investment Research
                                                   covering the oil services
                                                   industry since prior to 2004.

Bruce K. Aronow,           Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

William D. Baird,          Vice President          Senior Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Stephen M. Beinhacker,     Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Isabel Buccellati,         Vice President          Vice President of
40                                                 AllianceBernstein Limited
                                                   ("ABL")*** and a Vice
                                                   President of the Adviser,***
                                                   with which she has been
                                                   associated since prior to
                                                   2004.

Joseph G. Carson,          Vice President          Senior Vice President of the
57                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Frank V. Caruso,           Vice President          Senior Vice President of the
52                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Maria R. Cona,             Vice President          Vice President of the
54                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Henry S. D'Auria,          Vice President          Senior Vice President of the
47                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Paul J. DeNoon,            Vice President          Senior Vice President of the
47                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Edward Dombrowski,         Vice President          Assistant Vice President of
31                                                 the Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Gregory Eckersley,         Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Sharon E. Fay,             Vice President          Executive Vice President of
48                                                 the Adviser,*** with which
                                                   she has been associated
                                                   since prior to 2004.

Marilyn G. Fedak,          Vice President          Vice Chairman of the
62                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Thomas J. Fontaine,        Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Eric J. Franco,            Vice President          Senior Vice President of the
49                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John Giaquinta,            Vice President          Assistant Vice President of
45                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Aryeh Glatter,             Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

David P. Handke, Jr.,      Vice President          Senior Vice President of the
59                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

William A. Johnston,       Vice President          Senior Vice President of
48                                                 ABL*** and a Vice President
                                                   of the Adviser,*** with
                                                   which he has been associated
                                                   since prior to 2004.

Shawn E. Keegan,           Vice President          Vice President of the
37                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John J. Kelley,            Vice President          Senior Vice President of the
49                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

N. Kumar Kirpalani,        Vice President          Senior Vice President of the
55                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Ian Kirwan,                Vice President          Vice President of the
33                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Joran Laird,               Vice President          Vice President of the
34                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Samantha S. Lau,           Vice President          Senior Vice President of the
36                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Dokyoung Lee,              Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

James W. MacGregor,        Vice President          Senior Vice President of the
41                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John P. Mahedy,            Vice President          Senior Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Alison M. Martier,         Vice President          Senior Vice President of the
52                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Christopher W. Marx,       Vice President          Senior Vice President of the
41                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Teresa Marziano,           Vice President          Senior Vice President of the
54                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Seth J. Masters,           Vice President          Executive Vice President of
49                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Christopher H. Nikolich,   Vice President          Senior Vice President of the
39                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Raymond J. Papera,         Vice President          Senior Vice President of the
53                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Michele Patri,             Vice President          Senior Vice President of
45                                                 ABL*** and a Vice President
                                                   of the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Joseph G. Paul,            Vice President          Senior Vice President of the
49                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Douglas J. Peebles,        Vice President          Executive Vice President of
43                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

John D. Phillips,          Vice President          Senior Vice President of the
62                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Amy P. Raskin,             Vice President          Senior Vice President of the
37                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

James G. Reilly,           Vice President          Executive Vice President of
47                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Michael J. Reilly,         Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Patrick Rudden,            Vice President          Senior Vice President of the
46                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Stephen C. Scanlon,        Vice President          Senior Vice President of
39                                                 ABI,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Robert W. Scheetz,         Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Lisa A. Shalett,           Vice President          Executive Vice President of
45                                                 the Adviser,*** with which
                                                   she has been associated
                                                   since prior to 2004.

Kevin F. Simms,            Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Tassos Stassopoulos,       Vice President          Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   November 2007.  Prior
                                                   thereto, he was a Managing
                                                   Director since 2005 and a
                                                   senior analyst and sector
                                                   head for Pan European Travel
                                                   and Leisure coverage of
                                                   Credit Suisse since prior to
                                                   2004.

Stephen Tong,              Vice President          Senior Vice President of the
46                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Christopher M. Toub,       Vice President          Executive Vice President of
49                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Annie C. Tsao,             Vice President          Senior Vice President of the
56                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Wen-Tse Tseng,             Vice President          Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   March 2006.  Prior thereto,
                                                   he was the healthcare-sector
                                                   portfolio manager for the
                                                   small-cap growth team at
                                                   William D. Witter since prior
                                                   to 2004.

P. Scott Wallace,          Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Andrew J. Weiner,          Vice President          Senior Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Greg J. Wilensky,          Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Catherine A. Wood,         Vice President          Senior Vice President of the
43                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

David Yuen,                Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Vadim Zlotnikov,           Vice President          Executive Vice President of
47                                                 the Adviser,*** and Chief
                                                   Investment Officer of Growth
                                                   Equities and head of Growth
                                                   Portfolio Analytics since
                                                   January 2008.  Prior
                                                   thereto, he was the Chief
                                                   Investment Strategist for
                                                   Sanford C. Bernstein's
                                                   institutional research unit
                                                   with which he has been
                                                   associated since prior to
                                                   2004.

Joseph J. Mantineo,        Treasurer and           Senior Vice President of
50                         Chief Financial         ABIS,***  with which he has
                           Officer                 been associated since prior
                                                   to 2004.

Emilie D. Wrapp,           Secretary               Senior Vice President,
53                                                 Assistant General Counsel
                                                   and Assistant Secretary of
                                                   ABI,*** with which she has
                                                   been associated since prior
                                                   to 2004.


Phyllis J. Clarke,         Controller              Assistant Vice President of
48                                                 ABIS,*** with which she has
                                                   been associated since prior
                                                   to 2004.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** Mr. Keith was elected as President and Chief Executive Officer of the Fund as of September 23, 2008.

***  The Adviser, ABI, ABIS, ABL, ABJL, and SCB & Co. are affiliates of the
     Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2008, the aggregate compensation paid to each of the Directors during calendar year 2008 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                    Total
                                                      Total         Number of
                                                      Number of     Investment
                                                      Registered    Portfolios
                                                      Investment    in the
                                                      Companies     Alliance-
                                                      in the        Bernstein
                                                      Alliance-     Fund
                                       Total          Bernstein     Complex,
                                       Compensation   Fund Complex, Including
                                       from the       Including     the Fund,
                                       Alliance-      the Fund,     as to
                         Aggregate     Bernstein      as to which   which the
                         Compensation  Fund Complex,  the Director  Director is
                         From          Including      is a Director a Director
Name of Director         the Fund      the Fund       or Trustee    or Trustee
----------------         --------      --------       ----------    ----------

John H. Dobkin           $4,922        $245,470        33             89
Michael J. Downey        $4,922        $243,300        33             89
William H. Foulk, Jr.    $9,079        $486,700        35             91
D. James Guzy            $4,922        $243,300        33             89
Nancy P. Jacklin         $4,922        $244,500        33             89
Garry L. Moody           $5,514        $269,230        32             88
Marshall C. Turner, Jr.  $4,922        $243,300        33             89
Earl D. Weiner           $5,282        $261,300        33             89

          As of April 3, 2009, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board (see "Management of the Fund" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2008, totaling approximately $462 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2008, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 34.3% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of December 31, 2008, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.0% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 62.4% in the Adviser. As of December 31, 2008, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

          The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993.

          The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and the AllianceBernstein International Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994.

          The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Global Thematic Growth Portfolio, formerly AllianceBernstein Global Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995.

          The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Small Cap Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996.

          The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996.

          The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

          The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on March 16-18, 2004.

          The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Board to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2008.

PORTFOLIO                                                     AMOUNT RECEIVED
---------                                                     ---------------

AllianceBernstein Money Market Portfolio                          $91,190
AllianceBernstein Intermediate Bond Portfolio                     $88,250
AllianceBernstein Large Cap Growth Portfolio                      $93,000
AllianceBernstein Growth and Income Portfolio                     $91,500
AllianceBernstein Utility Income Portfolio                        $91,250
AllianceBernstein Growth Portfolio                                $91,500
AllianceBernstein International Growth Portfolio                  $94,250
AllianceBernstein Global Thematic Growth Portfolio                $92,750
AllianceBernstein Small Cap Growth Portfolio                      $92,000
AllianceBernstein Real Estate Investment Portfolio                $91,000
AllianceBernstein International Value Portfolio                   $91,750
AllianceBernstein Small/Mid Cap Value Portfolio                   $92,500
AllianceBernstein Value Portfolio                                 $90,250
AllianceBernstein Wealth Appreciation Strategy Portfolio            $0
AllianceBernstein Balanced Wealth Strategy Portfolio              $70,750

          For services rendered by the Adviser under the Advisory Agreements, the Portfolios paid the Adviser, effective September 7, 2004, the annual percentage rates of the average daily NAV as listed below (for the year 2004, the Portfolios' previously effective advisory fees were waived to this amount by the Adviser after January 1, 2004).

                                                CONTRACTUAL FEE, AS A
                                                PERCENTAGE OF THE PORTFOLIO'S
PORTFOLIO                                       AGGREGATE NET ASSETS
---------                                       --------------------

AllianceBernstein Money Market Portfolio        .45 of 1% of the first $2.5
                                                billion, .40 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .35 of 1% of
                                                the excess over $5 billion

AllianceBernstein Intermediate Bond             .45 of 1% of the first $2.5
Portfolio                                       billion, .40 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .35 of 1% of
                                                the excess over $5 billion.

AllianceBernstein Large Cap Growth              .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Growth and Income             .55 of 1% of the first $2.5
Portfolio                                       billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein Utility Income Portfolio      .55 of 1% of the first $2.5
                                                billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein International Growth          .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Growth Portfolio              .75 of 1% of the first $2.5
                                                billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Global Thematic               .75 of 1% of the first $2.5
Growth Portfolio                                billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Small Cap Growth Portfolio    .75 of 1% of the first $2.5
                                                billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Real Estate Investment        .55 of 1% of the first $2.5
Portfolio                                       billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein International Value           .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Small/Mid Cap Value           .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Value Portfolio               .55 of 1% of the first $2.5
                                                billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein Wealth Appreciation           .65 of 1% of the first $2.5
Strategy Portfolio                              billion, .55 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .50 of 1% of
                                                the excess over $5 billion

AllianceBernstein Balanced Wealth               .55 of 1% of the first $2.5
Strategy Portfolio                              billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion


          These fees are accrued daily and paid monthly. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the class and Portfolio listed below:

Portfolios                                                        Expense Caps
----------                                                        ------------

AllianceBernstein International Value Portfolio                Class A    1.20%
                                                               Class B    1.45%

AllianceBernstein Small/Mid Cap Value Portfolio                Class A    1.20%
                                                               Class B    1.45%

AllianceBernstein Value Portfolio                              Class A    1.20%
                                                               Class B    1.45%

AllianceBernstein Wealth Appreciation Strategy Portfolio       Class A    .90%
                                                               Class B    1.15%

AllianceBernstein Balanced Wealth Strategy Portfolio           Class A    .75%
                                                               Class B    1.00%

          This waiver extends through May 1, 2010 for the AllianceBernstein International Value Portfolio, the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio, and may be extended by the Adviser for additional one-year terms.

          The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                                 FISCAL YEAR
PORTFOLIO                                       END DECEMBER 31  AMOUNT RECEIVED
---------                                       ---------------  ---------------

AllianceBernstein Money Market Portfolio

                                                    2006           $262,247
                                                    2007           $230,975
                                                    2008           $240,868

AllianceBernstein Intermediate Bond Portfolio

                                                    2006           $448,128
                                                    2007           $409,731
                                                    2008           $721,746

AllianceBernstein Large Cap Growth Portfolio

                                                    2006           $7,856,903
                                                    2007           $6,355,448
                                                    2008           $4,335,070

AllianceBernstein Growth and Income Portfolio

                                                    2006           $13,752,138
                                                    2007           $13,297,832
                                                    2008           $8,731,033

AllianceBernstein Utility Income Portfolio

                                                    2006           $388,916
                                                    2007           $458,412
                                                    2008           $358,117

AllianceBernstein Growth Portfolio

                                                    2006           $1,883,490
                                                    2007           $1,602,853
                                                    2008           $1,048,116

AllianceBernstein International Growth Portfolio

                                                    2006           $771,112
                                                    2007           $1,011,102
                                                    2008           $1,370,445

AllianceBernstein Global Thematic Growth
Portfolio

                                                    2006           $1,889,748
                                                    2007           $2,028,928
                                                    2008           $1,519,235

AllianceBernstein Small Cap Growth Portfolio

                                                    2006           $553,548
                                                    2007           $504,142
                                                    2008           $378,731

AllianceBernstein Real Estate Investment
Portfolio

                                                    2006           $566,189
                                                    2007           $535,331
                                                    2008           $316,942

AllianceBernstein Small/Mid Cap Value Portfolio

                                                    2006           $2,727,761
                                                    2007           $3,472,328
                                                    2008           $2,913,406

AllianceBernstein Value Portfolio

                                                    2006           $1,339,967
                                                    2007           $1,831,675
                                                    2008           $1,557,699

AllianceBernstein International Value Portfolio

                                                    2006           $10,410,605
                                                    2007           $19,529,247
                                                    2008           $18,913,851

AllianceBernstein Wealth Appreciation Strategy
Portfolio

                                                    2006           $35,992*
                                                    2007           $0*
                                                    2008           $0*

AllianceBernstein Balanced Wealth Strategy
Portfolio

                                                    2006           $563,936
                                                    2007           $916,995*
                                                    2008           $1,410,343*

----------
* Amounts received are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:

                                               AMOUNT WAIVED UNDER CONTRACTUAL
                                                  FEE WAIVER OR OTHERWISE
                                                  -----------------------

AllianceBernstein Money Market Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Intermediate Bond Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Large Cap Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Growth and Income Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Utility Income Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein International Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Global Thematic Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Small Cap Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Real Estate Investment Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein International Value Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Small/Mid Cap Value Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Value Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Wealth Appreciation Strategy
Portfolio

                                                     2006        $   191,660
                                                     2007        $   223,382
                                                     2008        $   182,177

AllianceBernstein Balanced Wealth Strategy
Portfolio

                                                     2006        $         0
                                                     2007        $    22,796
                                                     2008        $    33,502

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 6-8, 2008, July 31 - August 2, 2008 and November 4-6, 2008.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford
C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' PORTFOLIO MANAGERS

          Additional information regarding the investment professional(s)(3) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's prospectus.
----------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

          None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain life insurance companies (the "Insurers").

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

          The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Paul J. DeNoon         17          $6,773,000,000      1           $11,000,000
Shawn E. Keegan         5          $8,567,000,000     None            None
Joran Laird             5          $8,567,000,000     None            None
Alison M. Martier       5          $8,567,000,000     None            None
Douglas J. Peebles     38         $17,376,000,000      1           $11,000,000
Greg J. Wilensky        9           9,260,000,000      1           $11,000,000


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Paul J. DeNoon         34         $9,593,000,000     1             $133,000,000
Shawn E. Keegan         6           $250,000,000     None               None
Joran Laird             6           $250,000,000     None               None
Alison M. Martier       6           $250,000,000     None               None
Douglas J. Peebles     72        $11,673,000,000     1             $133,000,000
Greg J. Wilensky       16         $1,024,000,000     1             $133,000,000


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Paul J. DeNoon         102        $18,816,000,000     4           $2,475,000,000
Shawn E. Keegan        116         $8,136,000,000     4             $648,000,000
Joran Laird            115         $8,077,000,000     4             $648,000,000
Alison M. Martier      115         $8,077,000,000     4             $648,000,000
Douglas J. Peebles     265        $31,875,000,000     8           $3,123,000,000
Greg J. Wilensky       120         $8,236,000,000     4             $648,000,000


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Mr. James G. Reilly, Mr. David P. Handke, Jr., Mr. P. Scott Wallace and Mr. Michael
J. Reilly are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. James G. Reilly, Mr. David P. Handke, Jr., Mr.
P. Scott Wallace and Mr. Michael J. Reilly also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

James G. Reilly        15           $7,406,000,000     2          $2,284,000,000
David P. Handke, Jr.   12           $6,505,000,000     2          $2,284,000,000
P. Scott Wallace       13           $6,740,000,000     2          $2,284,000,000
Michael J. Reilly      12           $6,505,000,000     2          $2,284,000,000


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

James G. Reilly        17         $758,000,000       None           None
David P. Handke, Jr.   15         $752,000,000       None           None
P. Scott Wallace       15         $752,000,000       None           None
Michael J. Reilly      15         $752,000,000       None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

James G. Reilly        37,329     $19,773,000,000    7           $1,442,000,000
David P. Handke, Jr.   37,315     $18,324,000,000    6             $533,000,000
P. Scott Wallace       37,316     $19,233,000,000    7           $1,442,000,000
Michael J. Reilly      37,315     $18,324,000,000    6             $533,000,000

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          Mr. Frank Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Mr. Caruso does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Registered         of Registered
                                                Investment         Investment
                          Total Assets of       Companies          Companies
Total Number of           Registered            Managed with       Managed with
Registered Investment     Investment            Performance-       Performance-
Companies Managed         Companies Managed     based Fees         based Fees
-----------------         -----------------     ----------         ----------

    6                      $3,878,000,000         None                 None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Pooled             of Pooled
                                                Investment         Investment
                          Total Assets          Vehicles           Vehicles
Total Number of           of Pooled             Managed with       Managed with
Pooled Investment         Investment            Performance-       Performance-
Vehicles Managed          Vehicles Managed      based Fees         based Fees
----------------          ----------------      ----------         ----------

  5                        $47,000,000            None                 None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                              Number               Total Assets
                                              of Other             of Other
                          Total Assets of     Accounts Managed     Accounts with
Total Number of Other     Other Accounts      with Performance-    Performance-
Accounts Managed          Managed             based Fees           based Fees
----------------          -------             ----------           ----------

   25                    $3,178,000,000          2               $2,212,000,000


ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          Ms. Annie C. Tsao is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Ms. Tsao does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Registered         of Registered
                                                Investment         Investment
                          Total Assets of       Companies          Companies
Total Number of           Registered            Managed with       Managed with
Registered Investment     Investment            Performance-       Performance-
Companies Managed         Companies Managed     based Fees         based Fees
-----------------         -----------------     ----------         ----------

    1                      $173,000,000           None                 None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Pooled             of Pooled
                                                Investment         Investment
                          Total Assets          Vehicles           Vehicles
Total Number of           of Pooled             Managed with       Managed with
Pooled Investment         Investment            Performance-       Performance-
Vehicles Managed          Vehicles Managed      based Fees         based Fees
----------------          ----------------      ----------         ----------

    None                      None                None                None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                              Number               Total Assets
                                              of Other             of Other
                          Total Assets of     Accounts Managed     Accounts with
Total Number of Other     Other Accounts      with Performance-    Performance-
Accounts Managed          Managed             based Fees           based Fees
----------------          -------             ----------           ----------

    None                    None                None                  None

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Mr. William D. Baird, Mr. Frank V. Caruso, Ms. Lisa A. Shalett, Mr. P. Scott Wallace and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

William D. Baird        3          $1,043,000,000     None             None
Frank V. Caruso         6          $4,823,000,000     None             None
Ms. Lisa A. Shalett    24          $9,691,000,000      2          $2,284,000,000
P. Scott Wallace       13          $7,027,000,000      3          $2,284,000,000
Vadim Zlotnikov         3          $1,043,000,000     None             None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

William D. Baird        2              $7,000,000    None              None
Frank V. Caruso         5             $47,000,000    None              None
Ms. Lisa A. Shalett    53          $6,744,000,000    3             $263,000,000
P. Scott Wallace       15            $752,000,000    None              None
Vadim Zlotnikov         2              $7,000,000    None              None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

William D. Baird         14         $1,449,000,000    1            $908,000,000
Frank V. Caruso          25         $3,178,000,000    2          $2,212,000,000
Ms. Lisa A. Shalett    37,715      $40,115,000,000    83         $4,075,000,000
P. Scott Wallace       37,316      $19,233,000,000    7          $1,442,000,000
Vadim Zlotnikov          14         $1,449,000,000    1            $908,000,000

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO

          The day-to-day management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Ms. Catherine D. Wood and Mr. Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Catherine D. Wood, Mr. Stephen Tong, Ms. Amy
P. Raskin, Mr. Joseph G. Carson, Ms. Lisa A. Shalett and Mr. Vadim Zlotnikov also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Catherine D. Wood        5          $752,000,000      None             None
Stephen Tong           None             None          None             None
Amy P. Raskin            1           $83,0000,000     None             None
Joseph G. Carson         2             $2,000,000     None             None
Lisa A. Shalett         24         $9,654,000,000      2          $2,284,000,000
Vadim Zlotnikov          4         $1,130,000,000     None             None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Catherine D. Wood       32       $3,179,000,000     None              None
Stephen Tong           None            None         None              None
Amy P. Raskin          None            None         None              None
Joseph G. Carson        30       $3,173,000,000     None              None
Lisa A. Shalett         53       $6,744,000,000      3            $263,000,000
Vadim Zlotnikov          2           $7,000,000     None              None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Catherine D. Wood       221       $1,465,000,000     None               None
Stephen Tong            None           None          None               None
Amy P. Raskin            6          $178,000,000     None               None
Joseph G. Carson        202         $747,000,000     None               None
Lisa A. Shalett        37,715    $40,115,000,000      83          $4,075,000,000
Vadim Zlotnikov          14       $1,449,000,000      1             $908,000,000


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO


          The management of, and investment decisions for, each of the Portfolio's portfolios are made by the Multi-Asset Solutions Team. Mr. Seth J. Masters, Mr. Dokyoung Lee, Mr. Thomas J. Fontaine, Mr. Christopher H. Nikolich and Mr. Patrick J. Rudden(4) are the investment professionals with the most significant responsibility for the day-to-day management of each Portfolio's portfolio.

----------
(4)  Mr. Rudden became a portfolio manager effective as of February, 2009.


          The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                      (excluding the referenced Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                         Total        Total          Registered    of Registered
                         Number of    Assets of      Investment    Investment
                         Registered   Registered     Companies     Companies
                         Investment   Investment     Managed with  Managed with
                         Companies    Companies      Performance-  Performance-
Portfolio Manager        Managed      Managed        based Fees    based Fees
-----------------        -------      -------        ----------    ----------

AllianceBernstein
Wealth Appreciation
Strategy Portfolio

Seth J. Masters            80       $20,136,000,000    None         None
Dokyoung Lee               77       $21,634,000,000    None         None
Thomas J. Fontaine         80       $20,136,000,000    None         None
Christopher H. Nikolich    80       $20,136,000,000    None         None
Patrick J. Rudden         None           None          None         None

AllianceBernstein
Balanced Wealth
Strategy Portfolio

Seth J. Masters            80       $19,796,000,000    None         None
Dokyoung Lee               77       $21,294,000,000    None         None
Thomas J. Fontaine         80       $19,796,000,000    None         None
Christopher H. Nikolich    80       $19,796,000,000    None         None
Patrick J. Rudden         None           None          None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES*

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                          Total        Total        of Pooled      of Pooled
                          Number       Assets       Investment     Investment
                          of Pooled    of Pooled    Vehicles       Vehicles
                          Investment   Investment   Managed with   Managed with
                          Vehicles     Vehicles     Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
-----------------         -------      -------      ----------     ----------

Seth J. Masters            495      $13,319,000,000    11          $403,000,000
Dokyoung Lee               478      $13,151,000,000    11          $403,000,000
Thomas J. Fontaine         495      $13,319,000,000    11          $403,000,000
Christopher H. Nikolich    495      $13,319,000,000    11          $403,000,000
Patrick J. Rudden          None          None         None             None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS*

--------------------------------------------------------------------------------

                                                    Number
                         Total      Total           of Other       Total Assets
                         Number     Assets          Accounts       of Other
                         of Other   of Other        Managed with   Accounts with
                         Account    Accounts        Performance-   Performance-
Portfolio Manager        Managed    Managed         based Fees     based Fees
-----------------        -------    -------         ----------     ----------

Seth J. Masters          254      $37,631,000,000    50          $5,398,000,000
Dokyoung Lee             254      $37,755,000,000    52          $6,077,000,000
Thomas J. Fontaine       254      $37,631,000,000    50          $5,398,000,000
Christopher H. Nikolich  254      $37,631,000,000    50          $5,398,000,000
Patrick J. Rudden         2          $122,000,000    None              None


----------

* The Pooled Investment Vehicles and Other Accounts tables above provide information regarding Messrs. Masters, Lee, Fontaine, Nikolich and Rudden for AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio.


ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Money Market Investment Team. Mr. Edward J. Dombrowski, Mr. John Giaquinta, Mr. Raymond J. Papera and Ms. Maria R. Cona are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Edward J. Dombrowski   15          $661,000,000      None            None
John Giaquinta         15          $661,000,000      None            None
Raymond J. Papera      15          $661,000,000      None            None
Maria R. Cona          15          $661,000,000      None            None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Edward J. Dombrowski    None         None            None           None
John Giaquinta          None         None            None           None
Raymond J. Papera       None         None            None           None
Maria R. Cona           None         None            None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Edward J. Dombrowski   2,390      $3,065,000,000     None           None
John Giaquinta         2,390      $3,065,000,000     None           None
Raymond J. Papera      2,390      $3,065,000,000     None           None
Maria R. Cona          2,390      $3,065,000,000     None           None

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the International Growth Portfolio Oversight Group, which is comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Gregory D. Eckersley, Mr. Robert W. Scheetz and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Gregory Eckersley     17          $8,256,000,000     None            None
Robert Scheetz        17          $8,256,000,000     None            None
Christopher Toub      17          $8,256,000,000     None            None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Gregory Eckersley      58       $8,134,000,000       4             $263,000,000
Robert Scheetz         58       $8,134,000,000       4             $263,000,000
Christopher Toub       63       $8,210,000,000       4             $263,000,000


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Gregory Eckersley      460        $27,024,000,000     83          $4,245,000,000
Robert Scheetz         460        $27,024,000,000     83          $4,245,000,000
Christopher Toub       475        $27,810,000,000     86          $4,371,000,000


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Bruce K. Aronow        7          $2,529,000,000     None           None
N. Kumar Kirpalani     4          $1,633,000,000     None           None
Samantha Lau           4          $1,633,000,000     None           None
Wen-Tse Tseng          4          $1,633,000,000     None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Bruce K. Aronow        4          $67,000,000        None           None
N. Kumar Kirpalani     2          $60,000,000        None           None
Samantha Lau           2          $60,000,000        None           None
Wen-Tse Tseng          2          $60,000,000        None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Bruce K. Aronow         39        $1,620,000,000     3             $222,000,000
N. Kumar Kirpalani      26        $1,080,000,000     3             $222,000,000
Samantha Lau            26        $1,080,000,000     3             $222,000,000
Wen-Tse Tseng           26        $1,080,000,000     3             $222,000,000

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Joseph G. Paul         27         $3,979,000,000     None           None
Teresa Marziano        17         $1,762,000,000     None           None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          53        $3,954,000,000     2             $513,000,000
Teresa Marziano         34          $100,000,000     None               None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          54        $985,000,000       None           None
Teresa Marziano          5        $257,000,000       None           None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the International Value Senior Investment Management Team. Mr. Joseph G. Paul, Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(5). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

----------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Joseph G. Paul          28         $4,014,000,000    None               None
Sharon E. Fay          127        $37,532,000,000    3            $6,350,000,000
Kevin F. Simms         127        $37,532,000,000    3            $6,350,000,000
Henry S. D'Auria        85        $24,138,000,000    2            $2,626,000,000
Eric J. Franco          1            $224,000,000    None               None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          53         $3,954,000,000    None               None
Sharon E. Fay          154        $19,756,000,000     8             $513,000,000
Kevin F. Simms         164        $22,416,000,000     9           $1,026,000,000
Henry S. D'Auria       102        $17,586,000,000     7             $513,000,000
Eric J. Franco           1           $114,000,000    None               None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul             54       $985,000,000     None              None
Sharon E. Fay          37,544    $99,156,000,000     142         $11,249,000,000
Kevin F. Simms         37,544    $99,156,000,000     142         $11,249,000,000
Henry S. D'Auria          921    $72,597,000,000     134         $10,625,000,000
Eric J. Franco           None          None            3            $200,000,000


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Small/Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Joseph G. Paul         27         $3,712,000,000     None           None
James W. MacGregor      9         $1,915,000,000     None           None
Andrew J. Weiner        9         $1,915,000,000     None           None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul         53        $3,954,000,000       2            $513,000,000
James W. MacGregor      4          $151,000,000       None              None
Andrew J. Weiner        4          $151,000,000       None              None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          54       $985,000,000       None            None
James W. MacGregor      49       $728,000,000       None            None
Andrew J. Weiner        49       $728,000,000       None            None


ALLIANCEBERNSTEIN VALUE PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(6) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

----------
(6) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Marilyn G. Fedak      118         $38,932,000,000     3           $6,350,000,000
John Mahedy           117         $38,708,000,000     3           $6,350,000,000
Christopher W. Marx    23         $11,399,000,000     1           $3,725,000,000
John D. Phillips       23         $11,399,000,000     1           $3,725,000,000
David Yuen             93         $35,868,000,000     3           $6,350,000,000


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Marilyn G. Fedak       138       $15,969,000,000      3            $202,000,000
John Mahedy            137       $15,855,000,000      3            $202,000,000
Christopher W. Marx    15         $1,301,000,000     None              None
John D. Phillips       15         $1,301,000,000     None              None
David Yuen             105       $17,604,000,000      6            $479,000,000


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Marilyn G. Fedak       37,448     $83,111,000,000    113         $7,087,000,000
John Mahedy            37,429     $81,728,000,000    110         $6,887,000,000
Christopher W. Marx    36,618     $26,302,000,000     8            $624,000,000
John D. Phillips       36,618     $26,302,000,000     8            $624,000,000
David Yuen             37,396     $83,298,000,000    116         $7,885,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(7)

----------
(7) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on May 6-8, 2008.

          The Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. ABI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

          In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

          During the fiscal year ended December 31, 2008, the AllianceBernstein Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating, $69,887, $97,267, $730,025, $3,154,150, $214,608, $141,560, $342,959, $41,344, $44,828, $33,214,
$5,868,684, $651,922, $702,304, $59,562 and $611,940, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $648, $266,578, $283,546, $491,529, $119,023, $286,741, $255,916, $214,412, $80,055, $47,029,
$1,298,762, $271,358, $342,647, $136,160 and $240,744 for the AllianceBernstein
Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, and AllianceBernstein Balanced Wealth Strategy Portfolio, respectively.

          For the fiscal year ended December 31, 2008, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                                                AllianceBernstein       AllianceBernstein        AllianceBernstein
                        AllianceBernstein       Intermediate Bond       Large Cap Growth         Growth and Income
Category of Expense     Money Market Portfolio  Portfolio               Portfolio                Portfolio
-------------------     ----------------------  ---------               ---------                ---------
Advertising/
Marketing                    $0                      $45                     $49                        $65

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders            $70,535                 $247,083                $882,757                 $3,430,943

Compensation to
Underwriters                 $0                  $46,564                 $50,495                    $86,155

Compensation to
Dealers                      $0                  $35,987                 $42,422                    $64,677

Compensation to Sales
Personnel                    $0                       $0                      $0                         $0

Interest, Carrying or
Other Financing
Charges                      $0                       $0                      $0                         $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $0                  $34,166                 $37,848                    $63,839

Totals                  $70,535                 $363,845               $1,013,571                $3,645,679
                        =======                 ========               ==========                ==========


                                                AllianceBernstein       AllianceBernstein        AllianceBernstein
                        AllianceBernstein       International Growth    Global Thematic Growth   Small Cap Growth
Category of Expense     Growth Portfolio        Portfolio               Portfolio                Portfolio
-------------------     ----------------        ---------               ---------                ---------
Advertising/
Marketing                   $21                      $46                     $42                        $35

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $277,690                 $304,446                $487,796                   $163,350

Compensation to
Underwriters            $21,495                  $50,774                 $45,336                    $37,738

Compensation to
Dealers                 $18,599                  $36,833                 $33,335                    $27,527

Compensation to Sales
Personnel                    $0                       $0                      $0                         $0

Interest, Carrying or
Other Financing
Charges                      $0                       $0                      $0                         $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)    $15,826                  $36,202                 $32,366                    $27,106

Totals                  $333,631                $428,301                $598,875                   $255,756
                        ========                ========                ========                   ========



                        AllianceBernstein       AllianceBernstein       AllianceBernstein        AllianceBernstein
                        Real Estate             Utility Income          International Value      Small/Mid Cap Value
Category of Expense     Investment Portfolio    Portfolio               Portfolio                Portfolio
-------------------     --------------------    ---------               ---------                ---------

Advertising/
Marketing                   $16                       $2                    $202                        $46

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders            $91,692                  $50,922              $6,594,209                   $803,753

Compensation to
Underwriters            $13,356                  $10,176                $233,778                    $48,775

Compensation to
Dealers                  $9,530                  $11,953                $173,323                    $36,374

Compensation to Sales
Personnel                    $0                       $0                      $0                         $0

Interest, Carrying or
Other Financing
Charges                      $0                       $0                      $0                         $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by the
marketing personnel
conducting seminars)    $10,289                   $7,190                $165,934                    $34,332

Totals                 $124,883                  $80,243              $7,167,446                   $923,280
                       ========                  =======              ==========                   ========



                                              AllianceBernstein       AllianceBernstein
                          AllianceBernstein   Wealth Appreciation     Balanced Wealth
Category of Expense       Value Portfolio     Strategy Portfolio      Strategy Portfolio
-------------------       ---------------     ------------------      ------------------
Advertising/
Marketing                     $54                  $33                     $48

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $  895,569             $136,338                $742,987

Compensation to
Underwriters              $60,830              $21,486                 $38,430

Compensation to
Dealers                   $45,043              $19,691                 $38,205

Compensation to Sales
Personnel                      $0                   $0                      $0

Interest, Carrying or
Other Financing
Charges                        $0                   $0                      $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)      $43,455              $18,174                 $33,014

Totals                 $1,044,951             $195,722                $852,684
                       ==========             ========                ========


--------------------------------------------------------------------------------

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios."

          Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

          The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

          The Board has adopted polices and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

          Risks Associated with Excessive or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

          Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage").

          Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that may be adversely affected by price arbitrage include, in particular, those Portfolios that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

          Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

          Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

          Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies it surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the Contractholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.
------------------------------------------------------------------------

          Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

          Contractholders should be aware that, even if the Fund, ABI or ABIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABI or ABIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.

Redemption of Shares
--------------------

          An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

          The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

          The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries
------------------------------------

          Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

          In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

          Insurers or your financial intermediary receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    Rule 12b-1 fees;

          o    defrayal of costs for educational seminars and training;

          o    additional distribution support; and

          o payments related to providing Contractholder recordkeeping and/or administrative services.

          Please read your Portfolio's Prospectus carefully for information on this compensation.

          ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

          Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2009, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $700,000. In 2008, ABI paid additional payments of approximately $700,000 for the Portfolios.

          If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

          Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

          ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Bank of America
          Cadaret, Grant & Co.
          CCO Investment Services Corp.
          Chase Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          ING Advisors Network
          LPL Financial Corporation
          Merrill Lynch
          Morgan Stanley & Co. Incorporated
          Raymond James
          RBC Capital Markets Corporation
          Robert W. Baird
          UBS AG
          UBS Financial Services
          Wachovia Securities
          Wells Fargo Investments

          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolios to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may use fair value pricing more frequently for foreign securities or securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity or other securities using fair value prices based on independent pricing services or third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Board has delegated responsibility for valuing the assets of the Portfolios to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

          Each Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

          The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

          The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a NAV per share of the Portfolio by using available market quotations or equivalents. The NAV of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m., Eastern Time).

          The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the 18f-3 Plan.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and of placing of orders for portfolio securities for the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

          The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. LLC ("SCB & Co.") and Sanford C. Bernstein Limited ("SCB Ltd."), affiliates of the Adviser, for which SCB & Co. and SCB Ltd. may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. and SCB Ltd. for execution on a securities exchange, commissions received must conform to
Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                              FISCAL                                        BROKERAGE
                                            YEAR ENDED         AGGREGATE BROKERAGE      COMMISSION PAID TO
PORTFOLIO                                  DECEMBER 31           COMMISSION PAID        SCB & CO. and SCB Ltd.
---------                                  -----------           ---------------        ----------------------
AllianceBernstein Growth Portfolio

                                               2006                $   293,443               $    3,316
                                               2007                $   171,183               $      200
                                               2008                $   191,505               $      973

AllianceBernstein Intermediate Bond
Portfolio

                                               2006                $   293,443               $    3,316
                                               2007                $   171,183               $      200
                                               2008                $     2,190               $        0

AllianceBernstein Growth and Income
Portfolio

                                               2006                $ 3,410,798               $  301,099
                                               2007                $ 2,466,325               $   93,488
                                               2008                $ 5,162,851               $   62,028

AllianceBernstein Money Market
Portfolio

                                               2006                $         0               $        0
                                               2007                $         0               $        0
                                               2008                $         0               $        0

AllianceBernstein Large Cap Growth
Portfolio

                                               2006                $ 1,377,980               $   12,172
                                               2007                $   966,522               $   10,669
                                               2008                $   600,538               $        0

AllianceBernstein Small Cap Growth
Portfolio

                                               2006                $   137,940               $       10
                                               2007                $   128,888               $       28
                                               2008                $   143,217               $      132

AllianceBernstein Real Estate
Investment Portfolio

                                               2006                $    36,739               $        0
                                               2007                $    51,714               $        0
                                               2008                $    35,469               $        0

AllianceBernstein Global Thematic
Growth Portfolio

                                               2006                $   736,541               $    4,731
                                               2007                $   729,464               $      812
                                               2008                $   636,121               $        0

AllianceBernstein Utility Income
Portfolio

                                               2006                $    74,228               $    5,901
                                               2007                $    57,048               $   13,490
                                               2008                $    69,013               $      348

AllianceBernstein International
Growth Portfolio

                                               2006                $   298,515               $        0
                                               2007                $   420,927               $        0
                                               2008                $   394,083               $        0

AllianceBernstein Small/Mid Cap
Value Portfolio

                                               2006                $   244,022               $        0
                                               2007                $   223,370               $        0
                                               2008                $   428,980               $        0

AllianceBernstein Value Portfolio

                                               2006                $    66,878               $        0
                                               2007                $    78,756               $        0
                                               2008                $   135,060               $        0

AllianceBernstein International
Value Portfolio

                                               2006                $ 1,881,180               $   10,444
                                               2007                $ 2,107,040               $   32,024
                                               2008                $ 2,286,217               $   25,309

AllianceBernstein Wealth
Appreciation Strategy Portfolio

                                               2006                $    41,847               $       74
                                               2007                $    33,432               $      118
                                               2008                $    22,483               $       49

AllianceBernstein Balanced Wealth
Strategy Portfolio

                                               2006                $    87,637               $        0
                                               2007                $   105,020               $      204
                                               2008                $   225,528               $      207


          During the most recent fiscal year, the percentage of the aggregate brokerage commission, stated above, paid by each Portfolio to SCB & Co. and SCB Ltd. and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions through SCB & Co. and SCB Ltd. was as follows:


                                                                                    % OF AGGREGATE DOLLAR
                                                               % OF AGGREGATE       AMOUNT OF TRANSACTIONS
                                                                 BROKERAGE         INVOLVING THE PAYMENT OF
                                                             COMMISSION PAID TO      COMMISSIONS THROUGH
PORTFOLIO                                                        SCB & CO.          SCB & CO and SCB Ltd.
---------                                                        ---------          ----------------------
AllianceBernstein Growth Portfolio                                  .51%               .35%
AllianceBernstein Growth and Income Portfolio                      1.20%              1.03%
AllianceBernstein Money Market Portfolio                              0%                 0%
AllianceBernstein Large Cap Growth Portfolio                          0%                 0%
AllianceBernstein Small Cap Growth Portfolio                        .09%               .16%
AllianceBernstein Real Estate Investment Portfolio                    0%                 0%
AllianceBernstein Global Thematic Growth Portfolio                    0%                 0%
AllianceBernstein Intermediate Bond Portfolio                         0%                 0%
AllianceBernstein Utility Income Portfolio                          .50%               .72%
AllianceBernstein International Growth Portfolio                      0%                 0%
AllianceBernstein Small/Mid Cap Value Portfolio                       0%                 0%
AllianceBernstein Value Portfolio                                     0%                 0%
AllianceBernstein International Value Portfolio                    1.11%               .71%
AllianceBernstein Wealth Appreciation Strategy Portfolio            .22%               .15%
AllianceBernstein Balanced Wealth Strategy Portfolio                .09%               .06%



Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

          Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

          For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

CAPITALIZATION

          The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Balanced Shares Portfolio, Alliance International Research Growth Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance International Growth Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio. The AllianceBernstein Quasar Portfolio's name was changed again on May 3, 2004 to the AllianceBernstein Small Cap Growth Portfolio. On May 2, 2005, the AllianceBernstein Premier Growth Portfolio's name was changed to the AllianceBernstein Large Cap Growth Portfolio, the AllianceBernstein Technology Portfolio's name was changed to the AllianceBernstein Global Technology Portfolio and the AllianceBernstein Small Cap Value Portfolio's name was changed to the AllianceBernstein Small/Mid Cap Value Portfolio. On February 1, 2006, the AllianceBernstein Total Return Portfolio's name was changed to AllianceBernstein Balanced Shares Portfolio, the AllianceBernstein International Portfolio's name was changed to AllianceBernstein International Research Growth Portfolio and the AllianceBernstein Worldwide Privatization Portfolio's name was changed to AllianceBernstein International Growth Portfolio.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board.

          Pursuant to an order received from the Commission, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.

          All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

          If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

          The outstanding voting shares of each outstanding Portfolio of the Fund as of April 3, 2009 consisted of the following numbers of Class A common stock and Class B common stock, respectively: AllianceBernstein Money Market Portfolio, 26,484,774 and 37,922,770; AllianceBernstein Intermediate Bond Portfolio, 11,865,804 and 3,752,045 AllianceBernstein Large Cap Growth Portfolio, 9,234,060 and 10,247,949; AllianceBernstein Growth and Income Portfolio, 15,882,143 and 59,276,175; AllianceBernstein Utility Income Portfolio, 1,704,459 and 500,884; AllianceBernstein Growth Portfolio, 2,438,461 and 3,992,639; AllianceBernstein International Growth Portfolio, 5,910,441 and 3,643,801; AllianceBernstein Global Thematic Growth Portfolio, 3,537,252 and 7,814,478; AllianceBernstein Small Cap Growth Portfolio, 2,017,106 and 1,314,760; AllianceBernstein Real Estate Investment Portfolio, 2,823,304 and 1,318,882; AllianceBernstein International Value Portfolio, 13,849,627 and 166,907,436; AllianceBernstein Small/Mid Cap Value Portfolio, 9,331,042 and 19,824,255; AllianceBernstein Value Portfolio, 191,972 and 25,152,279; AllianceBernstein Wealth Appreciation Strategy Portfolio, 1,958 and 2,762,920; and AllianceBernstein Balanced Wealth Strategy Portfolio, 7,357,023 and 36,119,820. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of the Fund's Portfolios as of April 3, 2009.

CLASS A SHARES
--------------

                                                                        NUMBER OF                 % OF
PORTFOLIO                 NAME AND ADDRESS                            CLASS A SHARES          CLASS A SHARES
---------                 ----------------                            --------------          --------------
AllianceBernstein Money   AIG Life Insurance Company
Market                    2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                      17,609,734                 66.49%

                          Union Security Insurance Company
                          Attn: Bruce Fiedler
                          P.O. Box 64284
                          St. Paul, MN 55164-0284                      4,923,445                  18.59%

                          American International Life Insurance
                          Attn: Ed Bacon
                          2727 A Allen Parkway Mail Stop 4D-1
                          Houston, TX 77019-2115                       2,685,156                  10.14%

AllianceBernstein         AIG Life Insurance Company
Intermediate Bond         2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       9,679,705                  81.58%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen Parkway Mail Stop 4D-1
                          Houston, TX  77019-2116                      1,115,212                  9.40%

AllianceBernstein Large   Merrill Lynch, Pierce, Fenner & Smith, Inc.
Cap Growth                For the Sole Benefit of Its Customers
                          4800 Deer Lake Dr., E.
                          Jacksonville, FL 32246-6484                  5,468,827                  59.22%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       2,061,720                  22.33%

                          Allmerica Financial Life Insurance
                          One Security Benefit Place
                          Topeka, KS  66636-1000                         604,167                   6.54%

AllianceBernstein         Lincoln Life Variable Annuity
Growth and Income         1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   4,495,931                  28.31%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       4,147,605                  26.11%

                          ING Life Insurance and Annuity Company
                          151 Farmington Avenue
                          Hartford, CT 06156-0001                      1,850,899                  11.65%

                          Merrill Lynch, Pierce, Fenner & Smith
                          For the Sole Benefit of its Customers
                          4800 Deer Lake Dr E
                          Jacksonville, FL  32246-6484                 1,692,032                  10.65%

AllianceBernstein         AIG Life Insurance Company
Utility Income            2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,242,647                  72.91%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Attn: Investment Div 2T2
                          Englewood, CO  80111-5002                      160,779                   9.43%

                          Great West Life & Annuity
                          8515 E Orchard Rd
                          Greenwood Village, CO  80111-5002              137,808                   8.09%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        115,323                   6.77%

AllianceBernstein Growth  AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,539,705                  63.14%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        293,881                  12.05%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E Orchard Rd
                          Greenwood Village, CO  80111-5002              145,498                   5.97%

AllianceBernstein         AIG Life Insurance Company
International Growth      2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       2,819,866                  47.71%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Englewood, CO  80111-5002                    1,066,272                  18.04%

                          The Prudential Insurance Company
                          80 Livingston Ave BLDG ROS3
                          Roseland, NJ  07068-1733                       898,412                  15.20%

                          Great West Life & Annuity
                          8515 E Orchard Rd
                          Greenwood Village, CO  80111-5002              331,545                   5.61%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        310,036                   5.25%

AllianceBernstein         Lincoln Life Variable Annuity
Global Thematic Growth    1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   1,413,767                  39.97%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,375,230                  38.88%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        272,341                   7.70%

                          Merrill Lynch, Pierce, Fenner & Smith
                          For the Sole Benefit of its Customers
                          4800 Deer Lake Dr E
                          Jacksonville, FL  32246-6484                   242,068                   6.84%

AllianceBernstein Small   AIG Life Insurance Company
Cap Growth                2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,586,590                  78.66%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        145,472                   7.21%

                          Principal Life Ins Co Cust.
                          BLE Annunity
                          Attn: Life Accounting
                          711 High Street
                          Des Moines, IA 50392-0001                      139,548                   6.92%

AllianceBernstein         AIG Life Insurance Company
Real Estate               2727A Allen PKWY # 4D1
                          Houston, TX  77019-2107                      1,464,705                  51.88%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Englewood, CO  80111-5002                      998,541                  35.37%

                          American International Life
                          Attn: Ed Bacon
                          2727 A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        183,100                   6.49%

AllianceBernstein         Nationwide Insurance Co.
International Value       P.O. Box 182029
                          Columbus, OH  43218-2029                     2,588,002                  18.69%

                          Nationwide Insurance Co. NWVL14
                          PO Box 182029
                          Columbus, OH  43218-2029                     2,451,793                  17.70%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX  77019-2107                      1,392,814                  10.06%

                          AUL American Individual Variable
                          One American SQ
                          PO box 368
                          Indianapolis, IN  46206-0368                 1,366,318                   9.87%

                          Sun Life Financial
                          Attn:  Howard Harding SC 1145
                          One Sun Life Executive Park
                          Wellesley Hills, MA  02481                   1,249,034                   9.02%

                          Lincoln Life Variable Annuity
                          1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   1,166,644                   8.42%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Attn: Investment Div 2T2
                          Englewood, CO  80111-5002                      694,379                    5.01%

AllianceBernstein         Lincoln Life Variable Annuity
Small/Mid Cap Value       1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   4,380,706                  46.95%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,887,219                  20.23%

                          AUL American Individual Variable
                          One American SQ
                          PO Box 368
                          Indianapolis, IN  46206-0368                   942,334                  10.10%

AllianceBernstein         Merrill Lynch, Pierce, Fenner & Smith,
Value                     Inc.
                          For the Sole Benefit of its Customers
                          4800 Deer Lake Dr E
                          Jacksonville, FL  32246-6484                   191,262                  99.63%

AllianceBernstein         Lincoln Benefit Life
Wealth Appreciation       2940 S 84th St
Strategy                  Lincoln, NE  68506-4142                          1,188                  60.69%

                          Alliance Capital Management LP
                          1 N Lexington Ave
                          White Plains, NY  10601-1712                       770                  39.31%

AllianceBernstein         AIG Life Insurance Company
Balanced Wealth Strategy  2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       6,585,226                  89.51%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        436,116                   5.93%


CLASS B SHARES
--------------

                                                                        NUMBER OF                 % OF
PORTFOLIO                 NAME AND ADDRESS                            CLASS B SHARES          CLASS B SHARES
---------                 ----------------                            --------------          --------------
AllianceBernstein          AIG Life Insurance Company
Money Market               Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX 77019-2107                     20,659,061                  54.48%

                           Anchor National Life Insurance Co.
                           21650 Oxnard St MSC 6-7
                           Woodland Hills, CA  91367-4901             16,192,960                  42.70%

AllianceBernstein          Anchor National Life Ins Co
Intermediate Bond          21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901               2,916,372                  77.73%

                           American Enterprise Life
                           1438-AXP
                           Minneapolis, MN  55474-0001                   287,043                   7.65%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                      201,265                   5.36%

AllianceBernstein Large    Allmerica Financial Life Insurance
Cap Growth                 One Security Benefit Place
                           Topeka, KS  66636-1000                      1,789,505                  17.46%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727 A Allen PKWY # 4D1
                           Houston, TX 77019-2107                      1,379,792                  13.46%

                           Horace Mann Life Insurance Co.
                           Horace Mann
                           Springfield, IL  62715-0001                 1,146,077                  11.18%

                           Allstate Life Insurance Company
                           Northbrook, IL 60062                        1,037,858                  10.13%

                           GE Life and Annuity Assurance
                           6610 W. Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                      815,293                   7.96%

                           Lincoln Life Variable Annuity
                           1300 S Clinton St
                           Fort Wayne, IN  46802-3506                    698,070                   6.81%

                           Transamerica Life Ins Co.
                           4333 Edgewood Road NE
                           Cedar Rapids, IA  52449-0001                  596,306                   5.82%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 546,087                   5.33%

AllianceBernstein Growth   IDS Life Insurance Corporation
and Income                 Minneapolis, MN  55474-0014                13,370,925                  22.56%

                           Lincoln Life Variable Annuity
                           1300 S Clinton St
                           Fort Wayne, IN  46802-3506                 11,656,280                  19.66%

                           Allstate Life Insurance Company
                           Vernon Hills, IL  60061-1826                5,483,520                   9.25%

                           GE Life and Annuity Assurance
                           6610 W Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                    5,229,952                   8.82%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                     4,491,149                   7.58%

                           Allmerica Financial Life Insurance
                           One Security Benefit Place
                           Topeka, KS  66636-1000                      4,282,153                   7.22%

AllianceBernstein          Anchor National Life Ins Co
Utility Income             21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 247,971                  49.51%

                           Allstate Life Insurance Company
                           Northbrook, IL  60062                         244,627                  48.84%

AllianceBernstein Growth   Allstate Life Insurance Company
                           Northbrook, IL  60062                       1,805,049                  45.21%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                     1,179,360                  29.54%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 534,053                  13.38%

AllianceBernstein          Hartford Life and Annuity
International Growth       200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT 06104-2999                     1,681,586                  46.15%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 621,245                  17.05%

                           Sun Life Financial Futurity
                           P.O. Box 9134
                           Wellesley Hills, MA 02481-9134                472,157                  12.96%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford CT,  06104-2999                      314,632                   8.63%

                           Sun Life Assurance Company
                           Attn: James Joseph
                           PO Box 9133
                           Wellesley Hills, MA  02481-9133               209,288                   5.74%

AllianceBernstein Global   Lincoln Life Variable Annuity
Thematic Growth            1300 S Clinton St
                           Fort Wayne, IN  46802-3506                  3,497,613                  44.76%

                           IDS Life Insurance Co
                           Minneapolis, MN  55474-0014                   765,812                   9.80%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                       603,218                   7.72%

AllianceBernstein Small    GE Life and Annuity Assurance
Cap Growth                 6610 W Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                      567,542                  43.17%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 543,899                  41.37%

                           Sun Life Financial Futurity
                           P.O. Box 9134
                           Wellesley Hills, MA 02481-9134                 98,792                   7.51%

                           Horace Mann Life Insurance Co.
                           Horace Mann
                           Springfield, IL  62715-0001                    70,133                   5.33%

AllianceBernstein Real     Anchor National Life Ins Co
Estate Investment          21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 502,220                  38.08%

                           Guardian Ins & Annuity Co Inc
                           3900 Burgess PL
                           Bethlehem, PA  18017-9097                     499,941                  37.91%

                           Guardian Ins & Annuity Co. Inc.
                           3900 Burgess PL
                           Bethlehem, PA  18017-9097                     299,679                  22.72%

AllianceBernstein          IDS Life Insurance Corp
International Value        Minneapolis, MN  55474-0014                89,263,009                  53.48%

                           Hartford Life and Annuity
                           200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT 06104-2999                    20,979,188                  12.57%

                           American Enterprise Life Insurance
                           1497 AXP Financial CTR
                           Minneapolis, MN  55474-0014                14,509,252                   8.69%

                           Lincoln Life Variable Annuity
                           1300 S Clinton St
                           Fort Wayne, IN 46802-3506                   8,696,594                   5.21%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    8,576,438                   5.14%

AllianceBernstein          Lincoln Life Variable Annuity
Small/Mid                  1300 S Clinton St
Cap Value                  Fort Wayne, IN  46802-3506                  8,738,293                  44.08%

                           Hartford Life and Annuity
                           200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT  06104-2999                    3,485,466                  17.58%

                           Allstate Life Insurance Company
                           Northbrook, IL  60062                       2,073,648                  10.46%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    1,135,785                   5.73%

                           Nationwide Insurance Co.
                           PO Box 182029
                           Columbus OH, 43218-2029                     1,059,254                   5.34%

AllianceBernstein Value    Hartford Life and Annuity
                           200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT  06104-2999                   12,788,541                  50.84%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    5,812,244                  23.11%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                     2,926,249                  11.63%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901               1,406,659                   5.59%

                           Anchor National Life Ins Co
AllianceBernstein Wealth   21650 Oxnard St MSC 6-7
Appreciation Strategy      Woodlands HLS, CA  91367-4901               2,079,553                  75.27%

                           Sunlife Assurance Company
                           One Sunlife Executive Park
                           Wellesley Hills, MA  02481                    498,239                  18.03%

                           Phoenix Life Insurance Company
                           Variable Insurance Co
                           31 Tech Valley Dr
                           E Greenbush, NY  12061-4134                   174,196                   6.30%

AllianceBernstein          Hartford Life and Annuity
Balanced Wealth Strategy   200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT  06104-2999                   12,004,513                  33.24%

                           Separate Account A of Pacific
                           700 Newport Center Drive
                           Newport Beach, CA  92660-6307               8,054,213                  22.30%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901               5,029,789                  13.93%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    4,643,104                  12.85%

                           GE Life and Annuity Assurance
                           6610 W Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                    2,106,134                   5.83%

                           Sunlife Assurance Company
                           One Sunlife Executive Park
                           Wellesley Hills, MA  02481                  1,967,345                   5.45%


Code Of Ethics And Proxy Voting Policies And Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix C.

          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

Custodian
---------

          The Bank of New York, 1 Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Board, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's principal underwriter.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


          The financial statements of AllianceBernstein Variable Products Series Fund, Inc. for the fiscal year ended December 31, 2008 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed with the Commission on Form N-CSR on February 23, 2009. It is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

              STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the Board fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company's shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence or performance of the auditors.

     2.4. Changes In Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the Board should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company's by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients' interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-Us Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.AllianceBernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.



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